SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

Check the appropriate box:

|X|   Preliminary information statement      |_|  Confidential, for use of the
                                                  Commission only (as permitted
|_|   Definitive information statement            by Rule 14c-5(d)(2))

                                MPLC, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  N/A
                  --------------------------------------------------------------
         (2)      Aggregate number of securities to which transactions applies:

                  N/A
                  --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  N/A
                  --------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                  N/A
                  --------------------------------------------------------------
         (5)      Total fee paid:

                  N/A
                  --------------------------------------------------------------
         |_|      Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:


                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:


                  --------------------------------------------------------------
         (3)      Filing Party:


                  --------------------------------------------------------------
         (4)      Date Filed:


                  --------------------------------------------------------------

                                   MPLC, INC.
                          42 CORPORATE PARK, SUITE 250
                            IRVINE, CALIFORNIA 92606



To the Holders of Preferred Stock and Common Stock of
MPLC, INC.:

         MPLC, Inc., a Delaware corporation ("Company"), on March 15, 2007, obtained written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following actions:

         1. To increase the authorized number of shares of common stock, $0.01 par value per share, which the Company will have the authority to issue from 75,000,000 to 100,000,000.

         2.       To change the Company's name to New Motion, Inc.

         3. To authorize a reverse split of the Company's outstanding common stock on a basis of 1 for 300, with special treatment for certain of the Company's stockholders to preserve round lot stockholders.

         4.       To approve the adoption of a stock incentive plan.

         The details of the foregoing actions (the "Actions") and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the above actions.

         Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, holders of a majority of the Company's common stock, holders of a majority of the Company's preferred stock, and holders of a majority of the Company's common stock and preferred stock voting together as a single class approved the foregoing actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                           By Order of the Board of Directors,


                                           -----------------------------------
                                           Burton Katz,
                                           Chief Executive Officer

Irvine, California
March __, 2007

                                   MPLC, INC.

                              INFORMATION STATEMENT


               CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
             OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

         This Information Statement is being furnished to the stockholders of MPLC, Inc., a Delaware corporation ("Company," "we' or "us"), to advise them of the corporate actions described herein, which have been authorized by the written consent of holders of a majority of the Company's common stock, holders of a majority of the Company's Preferred Stock (as defined below), and holders of a majority of the Company's common stock and Preferred Stock voting together as a single class. This action is being taken in accordance with the requirements of the general corporation law of the State of Delaware ("DGCL").

         The Company's board of directors has determined that the close of business on March 16, 2007 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing: (i) an increase in the authorized number of shares of common stock, $0.01 par value per share, which the Company will have the authority to issue from 75,000,000 to 100,000,000; (ii) a change in the name of the Company from "MPLC, Inc." to "New Motion, Inc."; (iii) a reverse split of the Company's currently outstanding common stock on a basis of 1 for 300, with special treatment for certain of the Company's stockholders to preserve round lot stockholders and the rounding up for fractional interests as herein provided; and (iv) the adoption of a stock incentive plan. The foregoing actions are referred to herein individually as the "Action" or collectively as the "Actions".

         Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

         On March 15, 2007, Trinad Capital Master Fund, Ltd. ("Trinad"), the owner of record of the sole share of the Company's Series A Convertible
Preferred Stock, par value $0.10 per share ("Series A Stock"), executed and delivered to the Company a written consent authorizing and approving each of the Actions.

         On March 15, 2007, Watchung Road Associates, L.P., Lyrical Opportunity Partners II LP, Lyrical Opportunity Partners II Ltd. and Destar LLC, collectively the owners of record of all of the issued and outstanding shares of the Company's Series B Convertible Preferred Stock, par value $0.10 per share ("Series B Stock"), executed and delivered to the Company a written consent authorizing and approving each of the Actions.

         On March 15, 2007, MPLC Holdings, LLC, Europlay Capital Advisors, LLC, Scott Walker, and Raymond Musci, collectively the owners of record of a majority of the issued and outstanding shares of the Company's Series C Convertible Preferred Stock, par value $0.10 per share ("Series C Stock") executed and delivered to the Company a written consent authorizing and approving each of the Actions.

         On March 15, 2007, Sanders Morris Harris, Destar, LLC, Lyrical Opportunity Partners II Ltd., Watchung Road Associates, L.P., Game Boy Partners, LLC and Margate Partners III, collectively the owners of record of a majority of the issued and outstanding shares of the Company's Series D 8% Convertible Preferred Stock, par value $0.10 per share ("Series D Stock", and collectively with the Series A Stock, Series B Stock and Series C Stock, the "Preferred Stock"), executed and delivered to the Company a written consent authorizing and approving each of the Actions.

         On March 15, 2007, Trinad, the owner of record of an aggregate of 69,750,000 shares of the Company's common stock, representing 93% of the outstanding common stock of the Company, executed and delivered to the Company a written consent authorizing and approving each of the Actions.

         Accordingly, all of the above Actions have been approved by holders representing 100% of the outstanding Series A Stock, holders representing 100% of the outstanding Series B Stock, holders representing 86% of the outstanding Series C Stock, holders representing 54% of the outstanding Series D Stock, holders representing approximately 93% of the Company's outstanding common stock, and holders representing approximately 85% of the outstanding common stock and Preferred Stock voting together as a single class. As such, no vote or further action of the stockholders of the Company is required to approve the Actions. You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of the stockholders of the Company. However, under federal law, these Actions will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.

         On February 13, 2007, the board of directors approved items (i)-(iii) of the Actions and authorized the Company's officers to deliver this Information Statement. On February 16, 2007, the board of directors approved item (iv) of the Actions.

         The executive offices of the Company are located at 42 Corporate Park, Suite 250, Irvine, California 92606, and its telephone number is (949) 777-3700.

         This Information Statement will first be mailed to stockholders on or about March 26, 2007 and is being furnished for informational purposes only.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         No officer or director or associate of the foregoing persons has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

CHANGE OF CONTROL

         On January 31, 2007, the Company entered into an exchange agreement ("Exchange Agreement") with New Motion, Inc., a Delaware corporation ("New Motion"), the stockholders of New Motion, and Trinad. The closing (the
"Closing") of the transactions contemplated by the Exchange Agreement (the "Exchange") occurred on February 12, 2007. At the Closing, we acquired all of the outstanding shares of the capital stock of New Motion (the "Stock") from the stockholders of New Motion and the stockholders contributed the Stock to us. In exchange for the Stock, we issued to the New Motion stockholders 500,000 shares ("Series C Preferred Shares") of our Series C Stock, which will be convertible into 7,263,688 shares of our common stock.

         We also assumed the outstanding options and warrants issued by New Motion, and those options and warrants entitle their holders to purchase 1,712,778 shares of common stock and 23,534 shares of common stock (on a post-Reverse Split basis), respectively.

         In addition, we assumed a convertible promissory note (the "IVG Note") in the principal amount of $580,000, which principal amount may increase to a maximum of $1,820,000, issued by New Motion in favor of Index Visual & Games Ltd. pursuant to the terms of an Asset Purchase Agreement between New Motion and IVG, on the same terms and conditions as set forth in the IVG Note, except that the conversion price (on a post-Reverse Split basis) was adjusted to equal the price obtained by dividing the conversion price set forth in the IVG Note by 1.4527376, the exchange ratio.

         Immediately following the Closing of the transactions contemplated by the Exchange Agreement, the existing officers of the Company resigned, and the following individuals were appointed as officers and/or directors of the
Company: Burton Katz (New Motion's Chief Executive Officer), Raymond Musci (New Motion's President), and Drew Larner. Robert S. Ellin, Barry I. Regenstein, and Jerome A Chazen, each a director of the Company prior to the Closing remained directors of the Company following the Closing. Additionally, at the Closing, Trinad, our majority stockholder immediately prior to the Closing, and certain stockholders of New Motion entered into a voting agreement whereby they agreed to vote their shares of our voting securities: (i) to elect one member to our board of directors to be designated by Trinad for a period of one year following the Closing and (ii) to approve the Actions.

         The issuance of the Series C Preferred Shares to the New Motion stockholders was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof.

         Following the exchange transaction, New Motion became a wholly-owned subsidiary of the Company.

FINANCING TRANSACTIONS

         On January 24, 2007, we entered into a Series A Convertible Preferred Stock Purchase Agreement with Trinad, pursuant to which we agreed to sell to Trinad in a private offering one (1) share of our Series A Stock, for an aggregate purchase price of three million five hundred thousand dollars ($3,500,000).

         On January 30, 2007, we entered into a Series B Convertible Preferred Stock Purchase Agreement with Watchung Road Associates, L.P., Lyrical Opportunity Partners II LP, Lyrical Opportunity Partners II Ltd. and Destar LLC (collectively the "Series B Investors"), pursuant to which we agreed to issue and sell an aggregate of up to 650 shares ("Series B Preferred Shares") of our Series B Stock to the Series B Investors at a purchase price of $10,000 per Series B Preferred Share. The closing of the purchase and sale of the Series B Preferred Shares ("Series B Financing") occurred on February 12, 2007. At the closing of the Series B Financing, we issued an aggregate of 650 shares of Series B Preferred Stock to the Series B Investors and received gross proceeds of $6,500,000.

         On February 28, 2007, the Company received gross proceeds of approximately $10,000,000 in a private placement transaction with institutional investors and other high net worth individuals ("Series D Investors"). Pursuant to a Securities Purchase Agreement entered into with the Series D Investors, the

Company  sold  approximately  8,334  shares  of  Series D Stock  of the  Company
("Series D Stock") at a price per share of $1,200 ($6.00 per share on a post-Reverse Split, post-mandatory conversion basis). Each share of Series D Stock will be convertible into 60,000 shares of the Company's Common Stock (on a pre-Reverse Split basis). After commissions and expenses, the Company received net proceeds of approximately $9,250,000 in the financing.

DESCRIPTION OF SECURITIES

         The Company is presently authorized under its Certificate of Incorporation to issue 75,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.10 per share. Of the 1,000,000 shares of preferred stock authorized, 1 share has been designated as Series A Stock, 675 shares have been designated as Series B Stock, 500,000 shares have been designated as Series C Stock and 8,334 shares have been designated as Series D Stock pursuant to applicable certificates of designations filed with and accepted by, the Secretary of State of the State of Delaware.

         Presently, the Company has 75,000,000 shares of common stock, one share of Series A Stock (which is convertible into 360,000,000 shares of common stock (1,200,000 shares of common stock on a post-Reverse Split basis)), 650 shares of Series B Stock (which are convertible into 390,000,000 shares of common stock (1,300,000 shares of common stock on a post-Reverse Split basis)), 500,000 shares of Series C Stock (which are convertible into 2,179,106,400 shares of common stock (7,263,688 shares of common stock on a post-Reverse Split basis)), and 8,334 shares of Series D Preferred Stock (which are convertible into 500,040,000 shares of common stock (1,666,800 shares of common stock on a post-Reverse Split basis)) issued and outstanding. The Preferred Stock will immediately and automatically be converted into shares of the Company's common stock (the "Mandatory Conversion") upon the approval and effectiveness of the reverse split as described herein.

         Subject to the effectiveness of the Reverse Split, upon the Mandatory Conversion (assuming no exercise or conversion of outstanding options, warrants or convertible securities), and subject to an adjustment of the conversion rates as a result of the Reverse Split, the holders of our capital stock will hold the following number of shares representing the following percentage of our outstanding Common Stock: the holder of our Series A Stock will own approximately 1,200,000 shares of common stock, representing approximately 10.3% of the outstanding shares of common stock; the holders of our Series B Stock will own approximately 1,300,000 shares of Common Stock, representing approximately 11.1% of the outstanding shares of common stock, the holders of our Series C Stock will, in the aggregate, own approximately 7,263,688 shares of common stock, representing approximately 62.2% of the outstanding shares of common stock; the holders of Series D Stock will own approximately 1,666,800 shares of common stock, representing approximately 14.3% of the outstanding shares of common stock, and the existing holders of common stock will own approximately 250,000 shares of common stock representing approximately 2.1% of the outstanding shares of common stock.

         The holders of shares of Preferred Stock are entitled to vote together with the holders of common stock, as a single class on an as-converted basis, upon all matters submitted to holders of Common Stock for a vote. Each share of Preferred Stock carries a number of votes equal to the number of votes attributable to the shares of common stock issuable upon the conversion of such share of Preferred Stock at the record date. The holders of shares of common stock are entitled to one vote per share of common stock held on all matters submitted to holders of common stock for a vote. As such, as of March 15, 2007, (assuming no exercise or conversion of outstanding options or convertible securities), the existing holder of our Series A Stock holds approximately 10.3%, the existing holders of our Series B Stock hold approximately 11.1%, the existing holders of our Series C Stock hold approximately 62.2%, the existing holders of Series D Stock hold approximately 14.3%, and the existing holders of our common stock hold approximately 2.1%, respectively, of the total combined voting power of all classes of our capital stock entitled to vote.

         The ownership interests of our stockholders are subject to dilution by the IVG Note and the outstanding New Motion options and warrants we assumed in connection with the Exchange. Based on the terms of the IVG Note, and after retirement of $500,000 on February 28, 2007, the principal amount of the IVG Note will not exceed $1,820,000. Upon the conversion of the IVG Note, if the maximum principal amount of $1,820,000 is reached, we will issue up to an aggregate of 529,070 shares of Common Stock (on a post-Reverse Split basis). Upon the exercise of the New Motion options and warrants assumed by us as well as options and warrants issued after the Closing, we will issue up to 1,115,973 shares of common stock (on a post-Reverse Split basis) and up to 349,533 shares of common stock (on a post-Reverse Split basis), respectively.

         On November 22, 2006, in its Current Report on Form 8-K dated November 22, 2006, the Company reported the execution of a letter of intent to acquire New Motion. On January 26, 2007, in its Current Report on Form 8-K dated January 24, 2007, the Company reported the sale of its Series A Convertible Preferred Stock. On February 1, 2007, in its Current Report on Form 8-K dated January 30, 2007, the Company reported the sale of its Series B Preferred Shares and the execution of a definitive Exchange Agreement to acquire New Motion and included a copy of the Exchange Agreement therein as Exhibit 99.1. Additionally, on February 1, 2007, the Company filed an Information Statement on Schedule 14f-1 reporting the proposed acquisition of New Motion and the pending change of control of the Company at the Closing, and mailed the Schedule 14F-1 Information Statement on February 1, 2007, to all shareholders of record as of February 1, 2007. On February 13, 2007, in its Current Report on Form 8-K dated February 12, 2007, the Company reported the closing of the transactions contemplated by the Exchange Agreement. On March 6, 2007, in its Current Report on Form 8-K dated February 28, 2007, the Company reported the sale of its Series D Convertible Preferred Stock.


                                VOTING SECURITIES

         The Company had shares of its common stock, Series A Stock, Series B Stock, Series C Stock and Series D Stock issued and outstanding at the time of the stockholder action. As of the date of the stockholder action, there were 75,000,000 shares of common stock, 1 share of Series A Stock, 650 shares of Series B Stock, 500 shares of Series C Stock and 8,334 shares of Series D Stock issued and outstanding.

         Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The holders of Series A Stock, Series B Stock, Series C Stock and Series D Stock are each entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Stock currently carries 360,000,000 votes (based on the number of shares of common stock issuable in the Mandatory Conversion based on the current conversion rate on a pre-Reverse Split basis) in any matter submitted to holders of common stock for vote. Each share of Series B Stock currently carries 600,000 votes (based on the number of shares of common stock issuable in the Mandatory Conversion based on the current conversion rate on a pre-Reverse Split basis) in any matter submitted to holders of common stock for vote. Each share of Series C Stock currently carries 4,358.21 votes (based on the number of shares of common stock issuable in the Mandatory Conversion based on the current conversion rate on a pre-Reverse Split basis) in any matter submitted to holders of common stock for vote. Each share of Series D Stock currently carries 60,000 votes (based on the number of shares of common stock issuable in the Mandatory Conversion based on the current conversion rate on a pre-Reverse Split basis) in any matter submitted to holders of common stock for vote.

         The consent of the holders of a majority of the total combined voting power of all classes of the Company's securities entitled to vote was necessary to authorize each of the Actions described herein.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding our common stock beneficially owned on March 15, 2007 for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on a pro forma basis to reflect the conversion of our Preferred Stock into common stock, assuming such transactions were completed as of such date. Based on the foregoing assumptions, the table reflects a total of 3,504,103,805 shares of common stock and 11,680,346 shares of common stock outstanding as of March 15, 2007 on a pre- and post-Reverse Split basis, respectively. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, each person in the table has sole voting and investment power with respect to the shares shown.


                                                           SHARES BENEFICIALLY OWNED
                                              ------------------------------------------------
                                                 AMOUNT OF        AMOUNT OF
                                                 BENEFICIAL       BENEFICIAL
                                                 OWNERSHIP        OWNERSHIP        PERCENT OF
                                               (PRE-REVERSE     (POST-REVERSE      BENEFICIAL
NAME OF BENEFICIAL OWNER (1)                       SPLIT)           SPLIT)         OWNERSHIP
-------------------------------------------   ------------------------------------------------
Burton Katz ...............................            --              --               *

Allan Legator (2) .........................      56,012,623         186,709           1.6%

Scott Walker (3) ..........................     475,172,199       1,583,907          13.5%

Raymond Musci (4) .........................     130,746,384         435,821           3.7%

Shane Maidy (5) ...........................      14,527,200          48,424             *

Barry I. Regenstein .......................           4,166           4,166             *

Drew Larner (6) ...........................      13,074,638          43,582             *

Robert S. Ellin (7) .......................     429,750,000       1,432,500          12.3%
c/o Trinad Management LLC
2121 Avenue of the Stars, Suite 1650
Los Angeles, California 90067

Jerome Chazen (8) .........................       2,737,882           9,126             *
c/o Chazen Capital Partners
676 Fifth Avenue
New York, New York 10153

All Executive Officers and Directors as a
Group (9 persons) (9) .....................   1,123,275,059       3,748,403          32.1%


                                       6


                                                           SHARES BENEFICIALLY OWNED
                                              ------------------------------------------------
                                                 AMOUNT OF        AMOUNT OF
                                                 BENEFICIAL       BENEFICIAL
                                                 OWNERSHIP        OWNERSHIP        PERCENT OF
                                               (PRE-REVERSE     (POST-REVERSE      BENEFICIAL
NAME OF BENEFICIAL OWNER (1)                       SPLIT)           SPLIT)         OWNERSHIP
-------------------------------------------   ------------------------------------------------
5% STOCKHOLDERS

MPLC Holdings, LLC (10) ...................     821,507,861       2,738,360          23.4%
15260 Ventura Boulevard, 20th Floor
Sherman Oaks, California 91403

Trinad Capital Master Fund, Ltd. (7) ......     429,750,000       1,432,500          12.3%
Trinad Management, LLC
Trinad Capital LP
Trinad Advisors GP, LLC
Jay A. Wolf

Brad Greenspan ............................     229,098,173         763,661           6.5%

Destar LLC (11) ...........................     371,134,935       1,237,116          10.6%
2450 Colorado Avenue, Suite 100, East Tower
Santa Monica, California 90404

Europlay Capital Advisors, LLC (12) .......     217,910,640         726,369           6.2%
15260 Ventura Boulevard, 20th Floor
Sherman Oaks, California 91403

Lyrical Opportunity Partners II LP (13) ...     341,619,602       1,138,732           9.7%
Lyrical Opportunity Partners II Ltd.
405 Park Avenue, 6th Floor
New York, NY 10022


* Less than 1%.

(1) Unless otherwise stated, the address is c/o New Motion, Inc., 42 Corporate Park, Suite 250, Irvine, California 92606.
(2) Includes 2,745,600 shares (9,152 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the exercise of outstanding warrants and 53,266,800 shares (177,556 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the exercise of outstanding stock options.
(3) Includes 4,314,600 shares (14,382 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the exercise of outstanding warrants and 470,857,568 shares (1,569,525 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the conversion of 108,039 shares of Series C Preferred Stock.
(4) Includes 130,746,384 shares (435,821 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the conversion of 30,000 shares of Series C Preferred Stock.
(5) Includes 14,527,200 shares (48,424 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the exercise of outstanding stock options.
(6) Includes 13,074,600 shares (43,582 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the exercise of outstanding stock options.
(7) Includes 69,750,000 shares (232,500 shares on a post-Reverse Split basis) of Common Stock, and 360,000,000 shares (1,200,000 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the conversion of Series A Stock, owned by Trinad Capital Master Fund, Ltd.

         Trinad Management, LLC (as the manager of the Trinad Capital Master Fund, Ltd. and Trinad Capital LP), Robert S. Ellin and Jay A. Wolf (as a Managing Member and Managing Director, respectively of Trinad

         Advisors GP, LLC and Trinad Management, LLC) may be deemed to be the beneficial owners of these shares.

         Trinad Capital LP (as the owner of 90% of the shares of Trinad Capital Master Fund, Ltd.) and Trinad Advisors GP, LLC (as the general partner of Trinad Capital LP), each may be deemed to be the beneficial owner of 90% of the shares of the 1,432,500 shares of the Common Stock (on an as converted basis) held by Trinad Capital Master Fund, Ltd., representing 12.9% of the outstanding Common Stock on an as converted basis. Each of Trinad Capital LP, Trinad Management, LLC and Trinad Advisors GP, LLC disclaim beneficial ownership of the shares of Common Stock directly beneficially owned by Trinad Capital Master Fund, Ltd.

         Each of Robert S. Ellin and Jay A. Wolf disclaim beneficial ownership of the shares of Common Stock directly beneficially owned by Trinad Capital Master Fund, Ltd. except to the extent of his pecuniary interests therein. Robert S. Ellin and Jay A. Wolf have shared power to direct the vote and shared power to direct the disposition of these shares.

(8) Includes 2,737,882 shares (9,126 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the exercise of an outstanding options.
(9) Includes 92,928,864 shares (309,763 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the exercise of outstanding options and warrants and 1,031,591,964 shares (3,438,640 shares on a post-Reverse Split basis) of Common Stock that is held by, or may be acquired within 60 days of March 15, 2007 upon the conversion of shares of Series C Preferred Stock.
(10)     Jeffrey Akres exercises voting and dispositive power over these shares.
(11) Includes 225,789,000 shares (752,630 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the conversion of 376.315 shares of Series B Preferred Stock and 134,013,135 shares (446,710 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the conversion of 30,750 shares of Series C Preferred Stock and 11,332,800 shares (37,776 shares on a post Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the conversion of 188.88 shares of Series D Preferred Stock. Dave Smith exercises voting and dispositive power over these shares. While Trinad Capital Master Fund, Ltd. has an economic interest in Destar LLC, it has no power to vote or dispose of the shares held by Destar LLC and, accordingly, disclaims beneficial ownership of the shares held by Destar LLC except to the extent of its pecuniary interest therein.
(12)     Joseph M.  Miller,  one of the Managing  Directors of Europlay  Capital
         Advisors, LLC, exercises voting and dispositive power over these shares.
(13) Includes 133,420,800 shares (444,736 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the conversion of 222 shares of Series B Preferred Stock, 77,530,802 shares (258,436 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the conversion of 17,789 shares of Series C Preferred Stock, and 130,668,000 shares (435,560 shares on a post-Reverse Split basis) of Common Stock that may be acquired within 60 days of March 15, 2007 upon the conversion of 2,177.8 shares of Series D Preferred Stock. Jeff Keswin, as managing member, exercises voting and dispositive power over these securities.

                             DIRECTORS AND OFFICERS


         The following table sets forth the names, positions and ages of the Company's current executive officers and directors. All directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by the board of directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the board of directors.

        NAME                  AGE                     POSITION
--------------------       ---------     ---------------------------------------

Burton Katz                    35        Chief Executive Officer, Director
Raymond Musci                  46        President, Director
Allan Legator                  36        Chief Financial Officer and Secretary
Scott Walker                   45        Chief Marketing Officer
Drew Larner                    42        Director
Robert S. Ellin                41        Director
Jerome A Chazen                79        Director
Barry Regenstein               50        Director


BURTON KATZ

         Effective as of the Closing of the transactions contemplated by the Exchange Agreement, Mr. Katz became the Chief Executive Officer and a Director of the Company. Mr. Katz is also the Chief Executive Officer of New Motion and has served in that capacity since August 28, 2006. Mr. Katz has been involved in the mobile industry since its inception. Previously, Mr. Katz was with Buongiorno S.p.A., where he was president of Buongiorno's North American operations and past executive of its U.K. operations. Mr. Katz oversaw strategic planning and implementation of both Buongiorno's B2B business and the successful U.S. launch of their consumer brand. Prior to joining Buongiorno in 2001, Mr. Katz was a principal in PriceWaterhouseCooper's E-Business Division, where he advised global telecom and media clients on pioneering new products and developing digital distribution channels. Mr. Katz holds a masters of business administration degree in marketing and interactive technologies from the University of Southern California.

RAYMOND MUSCI

         Also effective as of the Closing, Mr. Musci became the President and a Director of the Company. Mr. Musci is also the President and Chief Operating Officer of New Motion and has served in that capacity since August 3, 2006. Mr. Musci was a consultant to us from January through August 2006 prior to joining the organization. Mr. Musci brings over 25 years of high tech, media, entertainment and consumer product experience to us. Most recently, Mr. Musci was founder and chief executive officer of Bam! Entertainment, Inc., a company he founded in 1999 that published and distributed movie, sports and cartoon video games to a wide range of retailers. Prior to Bam!, Mr. Musci was president and chief executive officer of the U.S. subsidiary of Infograms Entertainment, Inc., now better known as Atari, Inc. In that position, he oversaw all aspects of the company's North American unit, was responsible for 250 employees, and grew global revenues from $60 million to $300 million, and U.S. revenues from $80 million to $150 million. Before joining Infograms/Atari, Mr. Musci was founder, president and chief executive officer of Ocean Of America, Inc., a publisher and distributor of entertainment software. Founded in 1990, Mr. Musci built the company to annual revenues of $50 million, and sold it to Infograms/Atari in 1996. Mr. Musci holds a degree in criminal justice with a minor in business administration from Western University of Mexico.

ALLAN LEGATOR

         Effective as of the Closing, Mr. Legator became our Chief Financial Officer and Secretary. Mr. Legator is also the Chief Financial Officer and Secretary of New Motion and has served in that capacity since March 2005. Mr. Legator began his career in the early 1990s in the biotech area, and then in the audit practice of KPMG Peat Marwick, specializing in the technology sector. In 2000, Mr. Legator was recruited to serve as director of finance for Sega Japan Gaming Division, where he helped to structure the company's Las Vegas gaming strategy. Sega subsequently named him chief of operations for the newly formed Sega Gaming Technologies. After a brief stint as chief financial officer of BroadSpring, Inc., he joined Scott Walker to launch New Motion in June 2005, where he heads up all financial functions, including business operations and all financial dealings with Mobile Sidewalk's many partner companies and consumer customers.

SCOTT WALKER

         Effective as of the Closing, Scott Walker became our Chief Marketing Officer. Mr. Walker served as New Motion's Chief Executive Officer from March 21, 2005 through August 28, 2006, and has served as the company's Senior Vice President of Marketing since August 28, 2006. Mr. Walker has been a leader in new media and emerging technologies for over two decades. Mr. Walker founded his first company in 1986 -- World Travel, which was valued at $15 million when sold. In the mid-1990's, he founded and built one of the first Internet web hosting companies, NetPage Communications, which he sold in 1997. Subsequently, Mr. Walker headed up Mindset Interactive, Inc., known throughout the industry for its PC planner, which featured brands such as the N.Y. Yankees and various Warner Bros. properties. Prior to taking the helm of the newly formed New Motion and MobileSidewalk(TM), Mr. Walker was with BroadSpring Inc., a multi-million dollar new media company, which he helped form. Mr. Walker is now dedicated to establishing New Motion and MobileSidewalk as the leading provider of cell phone content in the United States.

DREW LARNER

         Effective as of the Closing, Drew Larner became a Director of the Company. Drew Larner is a Managing Director at Europlay Capital Advisors, a Los Angeles-based merchant bank and advisory firm specializing in entertainment, media and technology companies. Prior to Europlay, Mr. Larner spent over twelve years as an executive in the motion picture industry, most recently as Executive Vice-President at Spyglass Entertainment Group. In that role, he was involved in all operations of Spyglass with specific oversight of business development, international distribution and business and legal affairs. Prior to Spyglass, Mr. Larner spent a total of five years at Morgan Creek Productions during which time he headed up the business and legal affairs department and then moved on to run Morgan Creek International, the company's international distribution subsidiary. Additionally, Mr. Larner spent two years as Vice President/Business Affairs at Twentieth Century Fox. Mr. Larner began his career as an attorney in the Century City office of O'Melveny & Myers. Mr. Larner currently serves on the Boards of Directors of BroadSpring, Inc., an online search and advertising company, and New Motion, a mobile content company. Mr. Larner graduated with a B.A. from Wesleyan University, after which he earned a J.D. from Columbia Law School.

ROBERT S. ELLIN

         Robert S. Ellin continued as a Director of the Company after the Closing. Robert S. Ellin is a Managing Member of Trinad, which is a hedge fund dedicated to investing in micro-cap public companies, and served as our Chief Executive Officer and President from October 24, 2006 to February 12, 2007. Mr. Ellin has served as one of our directors since October 24, 2006. Mr. Ellin currently sits on the board of Command Security Corporation (CMMD), ProLink Holdings Corporation (PLKH), U.S. Wireless Data, Inc. (USWI) and Mediavest, Inc
(MVSI). Prior to joining Trinad Capital LP, Mr. Ellin was the founder and President of Atlantis Equities, Inc., a personal investment company. Founded in 1990, Atlantis has actively managed an investment portfolio of small capitalization public company as well as select private company investments. Mr. Ellin frequently played an active role in Atlantis investee companies including Board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies Mr. Ellin spearheaded investments into ThQ, Inc. (OTC:THQI), Grand Toys (OTC: GRIN), Forward Industries, Inc. (OTC: FORD) and completed a leveraged buyout of S&S Industries, Inc. where he also served as President from 1996 to 1998. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and prior to that he was the Manager of Retail Operations at Lombard Securities. Mr. Ellin received a Bachelor of Arts from Pace University.

BARRY I. REGENSTEIN

         Barry I. Regenstein continued as a Director of the Company after the Closing. Barry I. Regenstein is the President and Chief Financial Officer of Command Security Corporation and has served as one of our directors since October 24, 2006. Trinad is a significant shareholder of Command Security Corporation and Mr. Regenstein has formerly served as a consultant for Trinad. Mr. Regenstein has over 28 years of experience with 23 years of such experience in the aviation services industry. Mr. Regenstein was formerly Senior Vice President and Chief Financial Officer of Globe Ground North America (previously Hudson General Corporation), and previously served as the Corporation's Controller and as a Vice President. Prior to joining Hudson General Corporation in 1982, he had been with Coopers & Lybrand in Washington, D.C. since 1978. Mr. Regenstein currently sits of the boards of GTJ Co., Inc., ProLink Corporation
(PLKH), U.S. Wireless Data, Inc. (USWI) and Mediavest, Inc. (MVSI). Mr. Regenstein is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Maryland and an M.S. in Taxation from Long Island University.

JEROME A. CHAZEN

         Jerome A. Chazen continued as a Director of the Company after the Closing. Jerome A. Chazen has served as one of our directors since April 2005. Mr. Chazen is also Chairman of Chazen Capital Partners, a private investment company. Prior to Chazen Capital, Mr. Chazen was one of the four founders of Liz Claiborne Inc., where he is also Chairman Emeritus. Mr. Chazen is also the founder and Benefactor of the Jerome A. Chazen Institute of International Business, the focal point of all international programs at Columbia Business School. Mr. Chazen received his Bachelor Degree from the University of Wisconsin and his MBA from Columbia Business School. Mr. Chazen has been a director of Taubman Centers, Inc. since 1992.


                        DIRECTOR AND OFFICER COMPENSATION

         The following table sets forth, as to MPLC's named executive officers, information concerning all compensation paid to its named executive officers for services rendered during its fiscal years ended

July 31, 2006, 2005 and 2004. No other executive officers received salary and bonus in excess of $100,000 for the fiscal years ended July 31, 2006, 2005 and 2004.


                                                                                   Long Term Compensation
                                                                         --------------------------------------
                                          Annual Compensation                     Awards             Payouts
                       ------------------------------------------------- -------------------------- -----------
                                                                                       Securities
        Name                                                 Other       Restricted    Underlying
         and                                                Annual         Stock        Options/       LTIP         All Other
      Principal                                          Compensation     Award(s)      SARs (#)      Payouts     Compensation
      Position          Year    Salary ($)   Bonus ($)        ($)            ($)           (2)         ($)             ($)
---------------------- -------- ----------- ----------- ---------------- ------------ ------------- ----------- -----------------
Isaac Kier (1)          2006        --          --            --             --            --           --             --
President,              2005        --          --            --             --            --           --             --
Secretary, Treasurer    2004        --          --            --             --            --           --             --
and Director
---------------------- -------- ----------- ----------- ---------------- ------------ ------------- ----------- -----------------
David Allen (2)         2006        --          --            --             --            --           --             --
President, CEO, CFO     2005     $160,000    $100,000         --             --            --           --             --
and Secretary           2004     $160,000       --            --             --            --           --             --
---------------------- -------- ----------- ----------- ---------------- ------------ ------------- ----------- -----------------

(1) Mr. Kier received no compensation for his services as a director of MPLC. Mr. Kier resigned as a director on January 24, 2007.

(2) Mr. Allen served as MPLC's President, Chief Executive Officer, Chief Financial Officer and Secretary and resigned from these positions effective April 26, 2005.

         OPTION/SAR GRANTS IN LAST FISCAL YEAR. MPLC granted no options during the fiscal year ended July 31, 2006. Pursuant to an order from the Bankruptcy Court, all outstanding options were repurchased by MPLC for $0.01 per share and cancelled. Accordingly, MPLC had no options outstanding as of the fiscal year ended July 31, 2006.

         AGGREGATED OPTIONS/SARS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES. No executive officers exercised options during the fiscal year ended July 31, 2006. There were no outstanding options as of the fiscal year ended July 31, 2006.

         EMPLOYMENT CONTRACTS WITH EXECUTIVE OFFICERS. MPLC was party to an employment agreement with Mr. Allen. Mr. Allen voluntarily terminated his employment agreement on April 26, 2005 and MPLC has no obligation remaining under such agreement.

         DIRECTOR COMPENSATION. MPLC did not pay any compensation to any of its directors in fiscal 2006, 2005 or 2004.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth, as to our new named executive officers, information concerning all compensation paid to such named executive officers for services rendered to New Motion during the fiscal year ended December 31, 2006.


                                                                      Option Awards        All Other
Name and Principal Position      Year     Salary ($)     Bonus ($)        ($)(1)        Compensation ($)     Total ($)
----------------------------- ----------- ------------ -------------- --------------- --------------------- ----------
Burton Katz                      2006        87,151        50,000         32,976               --            170,127
Chief Executive Officer(2)
----------------------------- ----------- ------------ -------------- --------------- --------------------- ----------
Raymond Musci                    2006       307,500          --             --                 --            307,500
President and Chief
Operating Officer(3)
----------------------------- ----------- ------------ -------------- --------------- --------------------- ----------
Allan Legator                    2006       175,833        34,220           --               21,835          231,888
Chief Financial Officer
and Secretary(4)
----------------------------- ----------- ------------ -------------- --------------- --------------------- ----------
Scott Walker                     2006       213,541       164,408           --               33,839          411,788
Senior Vice President of
Marketing(5)
----------------------------- ----------- ------------ -------------- --------------- --------------------- ----------
Shane Maidy                      2006       139,607        34,220           --               10,420          184,247
Senior Vice President of
Licensing(6)
----------------------------- ----------- ------------ -------------- --------------- --------------------- ----------

                  (1) Assumptions relating to the estimated fair value of these stock options, which we are accounting for in accordance with SFAS 123(R) are as follows: risk-free interest rate of 5%; expected dividend yield zero percent; expected option life of seven years; and current volatility of 86%.

                  (2) Mr. Katz became New Motion's Chief Executive Officer on August 28, 2006. Mr. Katz is subject to an employment agreement the terms of which are described hereafter. Mr. Katz was granted an option to purchase 250,000 shares of the common stock of New Motion at a per share exercise price of $3.40. Subsequent to the Exchange, this option entitles Mr. Katz to purchase 363,185 shares of Common Stock at a per share exercise price of $2.34 (on a post reverse stock split basis).

                  (3) Mr. Musci became New Motion's President and Chief Operating Officer on August 3, 2006. The compensation information reported for Mr. Musci was all paid to Mr. Musci as a consultant. Mr. Musci was not an employee of New Motion during the year ended December 31, 2006.

                  (4) Mr. Legator became New Motion's Chief Financial Officer on March 21, 2005 and became New Motion's Secretary on January 26, 2007. Mr. Legator is subject to an employment agreement, the terms of which are described hereafter.

                  (5) Mr. Walker served as New Motion's Chief Executive Officer from March 21, 2005 through August 28, 2006, and now serves as New Motion's Chief Marketing Officer. Mr. Walker is subject to an employment agreement, the terms of which are described hereafter.

                  (6) Mr. Maidy became New Motion's Senior Vice President of Licensing on October 1, 2005. Mr. Maidy is subject to an employment agreement, the terms of which are described hereafter.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

         The following table presents information regarding outstanding options held by our new named executive officers as of the end of New Motion's fiscal year ending December 31, 2006. The information below assumes that New Motion's named executive officers were entitled to purchase shares of common stock as of December 31, 2006, and reflects per share exercise prices on a post-Reverse Split basis.

                      Number of Securities   Number of Securities
                           Underlying             Underlying
                       Unexercised Options    Unexercised Options      Option Exercise    Option Expiration
         Name           (#) Exercisable       (#) Unexercisable          Price ($)              Date
--------------------- ---------------------- ---------------------- ------------------- ---------------------
Burton Katz                    --                 363,185(1)                $2.34              8/2/16
--------------------- ---------------------- ---------------------- ------------------- ---------------------
Raymond Musci                  --                     --                     --                  --
--------------------- ---------------------- ---------------------- ------------------- ---------------------
Allan Legator              145,274(2)             145,274(2)                $0.48              5/31/15
--------------------- ---------------------- ---------------------- ------------------- ---------------------
Scott Walker               290,548(3)             290,548(3)                $0.53              5/31/10
--------------------- ---------------------- ---------------------- ------------------- ---------------------
Shane Maidy                 38,740(4)              48,4254)                 $0.48              7/31/15
--------------------- ---------------------- ---------------------- ------------------- ---------------------

(1) On August 3, 2006, Mr. Katz was granted an option to purchase 250,000 shares of the common stock of New Motion at a per share exercise price of $3.40. Subsequent to the Exchange, this option entitles Mr. Katz to purchase 363,185 shares of common stock of the Company at a per share exercise price of $2.34 (on a post reverse split basis). This option vests as follows: 33.3% of the shares subject to the option vests on August 1, 2007, and the remaining 66.7% of the shares subject to the option vest monthly over the next 24 months thereafter.

(2) On June 1, 2005, Mr. Legator was granted an option to purchase 200,000 shares of the common stock of New Motion at a per share exercise price of $0.70. Subsequent to the Exchange, this option entitles Mr. Legator to purchase 290,548 shares of common stock of the Company at a per share exercise price of $0.48 (on a post reverse split basis). This option vests as follows: 33.3% of the shares subject to the option vested on June 1, 2006, and the remaining 66.7% of the shares subject to the option vest monthly over the next 24 months thereafter.

(3) On June 1, 2005, Mr. Walker was granted an option to purchase 400,000 shares of the common stock of New Motion at a per share exercise price of $0.77. Subsequent to the Exchange, this option entitled Mr. Walker to purchase 581,096 shares of common stock of the Company at a per share exercise price of $0.53 (on a post reverse split basis). This option was cancelled on March 8, 2007 and, on the same date, Mr. Walker was granted an option to purchase 37,500 shares of common stock on a post-Reverse Split basis at an exercise price of $6.60 per share. Thirty three and one-third percent (33.3%) of the shares subject to the option vest on the first anniversary of the grant date (March 8, 2008), and the remaining sixty six and seven-tenths percent (66.7%) of the shares subject to the option vest monthly in equal installments over the next twenty four (24) months thereafter.

(4) On August 1, 2005, Mr. Maidy was granted an option to purchase 60,000 shares of the common stock of New Motion at a per share exercise price of $0.70. Subsequent to the Exchange, this option entitles Mr. Maidy to purchase 87,165 shares of common stock of the Company at a per share exercise price of $0.48 (on a post reverse split basis). This option vests as follows: 33.3% of the shares subject to the option vested on August 1, 2006, and the remaining 66.7% of the shares subject to the option vest monthly over the next 24 months thereafter.

         All agreements with our new named executive officers that provide for payments to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control are set forth in the description of the employment agreements below.

DIRECTOR COMPENSATION AND INDEPENDENCE

         Our non-employee directors do not receive compensation for their services but are reimbursed for travel expenses associated with attendance at meetings of our board of directors. There were no reimbursements for travel expenses for the fiscal year ended December 31, 2006. We do not have a separately designated audit, compensation or nominating committee of our board of directors. We are not a "listed company" under SEC rules and are therefore not required to have separate committees comprised of independent directors. We have, however, determined that Drew Larner is "independent" as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information concerning our equity compensation plans as of December 31, 2006.

                                    NUMBER OF SECURITIES                               NUMBER OF SECURITIES REMAINING
                                      TO BE ISSUED UPON        WEIGHTED-AVERAGE        AVAILABLE FOR FUTURE ISSUANCE
                                         EXERCISE OF          EXERCISE PRICE OF          UNDER EQUITY COMPENSATION
                                    OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,       PLANS (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS     WARRANTS AND RIGHTS         REFLECTED IN COLUMN (a))
PLAN CATEGORY                                (a)                     (b)                            (c)
-----------------------------       --------------------    -----------------------   --------------------------------
Equity compensation plans                1,349,593                  $0.50                         103,144
approved by security holders

Equity compensation plans not              363,184                   2.34                           --
approved by security holders

TOTAL                                    1,712,777                  $0.89                         103,144

EQUITY COMPENSATION PLANS NOT APPROVED BY STOCKHOLDERS

         On August 3, 2006, Burton Katz was granted an option to purchase 250,000 shares of Common Stock of New Motion at a per share exercise price of $3.40. Subsequent to the Exchange, this option entitles Mr. Katz the right to purchase 363,185 shares of Common Stock at a per share exercise price of $2.34. This option vests as follows: 33.3% of the shares subject to the option vest on August 1, 2007 and the remaining 66.7% of the shares subject to the option vest monthly over the next 24 months thereafter.

EMPLOYMENT CONTRACTS

         Burton Katz is party to an Employment Agreement dated August 28, 2006 with New Motion. Mr. Katz's Employment Agreement has a term of three years which term may be extended through December 31, 2009. Mr. Katz's Employment Agreement provides for an annual base salary of $300,000 with a guaranteed increase of at least 5% after each 12-month period during the term, and also provides for an advance of $30,000 for relocation expenses which amount (or a portion thereof) must be repaid by Mr. Katz in the event that Mr. Katz does not remain employed with the Company through the entire initial term of the Employment Agreement and all amounts owed to Mr. Katz upon his cessation of service do not exceed the amount of the advance. Mr. Katz's Employment Agreement also provides that Mr. Katz will be eligible for a bonus of up to 30% (but no less than $50,000) of the amount set aside by New Motion, based on its earnings before interest and taxes, for payment to executives. Mr. Katz is also entitled to receive an allowance of $1,000 per month for costs associated with the lease or purchase, maintenance and insurance of an automobile, and an additional allowance of $300 per month for costs associated with the use of cellular equipment and mobile communication service or subscription fees. Upon the termination of Mr. Katz' employment with New Motion for good reason or without cause, Mr. Katz is entitled to receive the base salary that would have been paid to Mr. Katz from the date of termination of his service through the expiration of his Employment Agreement, continued healthcare coverage for the same period, and a pro-rated portion of any bonus that would have been earned by Mr. Katz during the fiscal year in which his employment terminated. Mr. Katz has agreed not to solicit New Motion's customers, suppliers, employees or licensors for a period terminating on the earlier of two years after the termination of Mr. Katz employment with New Motion or June 30, 2011. Mr. Katz's Employment Agreement also provides for the arbitration of disputes.

         Raymond Musci is not an employee of New Motion. Mr. Musci is party to a Contractor Agreement dated January 11, 2006 with New Motion. While Mr. Musci's Contractor Agreement terminated on December 11, 2006, New Motion and Mr. Musci continue to view the Contractor Agreement as the document governing the parties' relationship. Under the terms of the Contractor Agreement, Mr. Musci is entitled to receive a fee of $30,000 per month for services rendered under the Contractor Agreement.

         Allan Legator is party to an Employment Agreement dated October 1, 2005 with New Motion. Mr. Legator's Employment Agreement terminates on June 1, 2008. In the current year, Mr. Legator's base salary is $185,000, which will increase to $205,000 on June 1, 2007. Mr. Legator's Employment Agreement also provides that Mr. Legator will be eligible to receive an annual bonus of up to $120,000 based on an accrual of 1% of each calendar month's net profits as determined in accordance with generally accepted accounting principals. Mr. Legator is also entitled to reimbursement for costs associated with the lease or purchase, maintenance and insurance of an automobile in an amount of up to $800 per month, and reimbursement of an additional amount of up to $300 per month for costs associated with the use of cellular equipment and mobile communication service or subscription fees. Upon the termination of Mr. Legator's employment with New Motion without cause, Mr. Legator is entitled to receive the base salary and the bonus that would have been paid to Mr. Legator from the date of termination of his service through the expiration of the initial term of his Employment Agreement. After the expiration of his Employment Agreement, upon the termination of Mr. Legator's employment with New Motion without cause, Mr. Legator is entitled to receive one month's pay at Mr. Legator's then current base salary. Mr. Legator's Employment Agreement also provides for the arbitration of disputes.

         Shane Maidy is party to an Employment Agreement dated October 1, 2005 with New Motion. Mr. Maidy's Employment Agreement terminates on August 25, 2007. In the current year, Mr. Maidy's base salary is $160,000. Mr. Maidy's Employment Agreement also provides that Mr. Maidy will be eligible to receive an annual bonus of up to $120,000 based on an accrual of 1% of each calendar month's net profits as determined in accordance with generally accepted accounting principals. Mr. Maidy is also eligible to receive a bonus equal to 1% of the monthly net profits of New Motion's licensing division. Mr. Maidy is also entitled to receive commissions according to the terms set forth under his Employment Agreement. Pursuant to the terms of his Employment Agreement, Mr. Maidy is entitled to reimbursement for costs associated with the lease or purchase, maintenance and insurance of an automobile in an amount of up to $800 per month, and reimbursement of an additional amount of up to $300 per month for costs associated with the use of cellular equipment and mobile communication service or subscription fees. Upon the termination of Mr. Maidy's employment with New Motion without cause, Mr. Maidy is entitled to receive the base salary, bonus and commissions that would have been paid to Mr.

Maidy from the date of termination of his service through the expiration of the initial term of his Employment Agreement. After the expiration of his Employment Agreement, upon the termination of Mr. Maidy's employment with New Motion without cause, Mr. Maidy is entitled to receive one month's pay at Mr. Maidy's then current base salary. Mr. Maidy's Employment Agreement also provides for the arbitration of disputes.

         Scott Walker is party to an Employment Agreement dated March 8, 2007 with New Motion. Mr. Walker's Employment Agreement terminates on June 1, 2008. In the current year, Mr. Walker base salary is $225,000, which will increase to $250,000 on June 1, 2007. Mr. Walker's Employment Agreement also provides that Mr. Walker will be eligible to participate in the Company's Management Incentive Program, pursuant to which the Company will set aside in a fund each fiscal year for payment to Mr. Walker and other members of management an amount based upon the Company's EBIT for such fiscal year. The portion of the fund payable to Mr. Walker will be determined in the sole discretion of the Board. Mr. Walker is also entitled to receive an option to purchase 37,500 shares of the Company's common stock at an exercise price per share of $6.60 (on a post reverse-split basis), however, all options to purchase equity securities of New Motion, Inc. which were previously granted to Mr. Walker were cancelled pursuant to the terms of the Employment Agreement. Mr. Walker is also entitled to reimbursement for costs associated with the lease or purchase, maintenance and insurance of an automobile in an amount of up to $1,200 per month, and reimbursement of an additional amount of up to $300 per month for costs associated with use of cellular equipment and mobile communication service or subscription fees. Upon the termination of Mr. Walker's employment with New Motion without cause, Mr. Walker is entitled to receive the base salary and the bonus that would have been paid to Mr. Walker from the date of termination of his service through the expiration of the initial term of his Employment Agreement. After the expiration of his Employment Agreement, upon the termination of Mr. Walker's employment with New Motion without cause, Mr. Walker is entitled to receive one month's pay at Mr. Walker's then current base salary. Mr. Walker's Employment Agreement also provides for the arbitration of disputes. Mr. Walker is also party to a lock-up agreement with the Company whereby he agrees not to sell or otherwise transfer any shares of Common Stock which he owns or later acquires until February 28, 2009.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH OFFICERS, DIRECTORS AND 5% HOLDERS

         Other than the transactions described below, since January 1, 2005, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or will be a party:

         -        in which the amount involved exceeds $120,000; and

         - in which any director, executive officer, shareholder who beneficially owns 5% or more of the Company's common stock or any member of their immediate family had or will have a direct or indirect material interest.

MPLC

         On March 8, 2007, MPLC entered into an employment agreement with Scott Walker, the terms of which are described above.

         On February 28, 2007, MPLC entered into a Securities Purchase Agreement with various accredited investors as listed on the signature pages thereto pursuant to which MPLC agreed to sell to the investors in a private offering approximately 8,334 shares of its Series D Stock for an aggregate purchase price of approximately ten million eight hundred dollars ($10,000,800). Trinad has an economic interest in Destar LLC, one of the Series D Investors who purchased 188.88 shares of Series D Stock with an aggregate purchase price of $226,651. Trinad has no power to vote or dispose of such shares and, accordingly, disclaims beneficial ownership of the shares held by Destar LLC.

         On February 16, 2007, MPLC granted Jerome Chazen an option to purchase 50,000 shares of common stock on a post-Reverse Split basis at an exercise price of $6.00. On the same date, MPLC granted each of Drew Larner and Barry Regenstein an option to purchase 25,000 shares of common stock on a post-Reverse Split basis at an exercise price of $6.00. Also on February 16, 2007, MPLC granted Burton Katz an option to purchase 81,250 shares of common stock on a post-Reverse Split basis at an exercise price of $6.00

         On February 12, 2007, MPLC consummated the transactions contemplated under the Series B Purchase Agreement with the Series B Investors. Trinad has an economic interest in Destar LLC, one of the Series B Investors who purchased
376.315 shares of Series B Preferred Stock with an aggregate purchase price of $3,763,150. Trinad has no power to vote or dispose of such shares and, accordingly, disclaims beneficial ownership of the shares held by Destar LLC.

         On January 24, 2007, MPLC entered into a Series A Convertible Preferred Stock Purchase Agreement with Trinad Capital Master Fund, Ltd., MPLC's controlling shareholder, pursuant to which MPLC agreed to sell to Trinad in a private offering one (1) share of its Series A Convertible Preferred Stock, par value $0.10 per share, for an aggregate purchase price of three million five hundred thousand dollars ($3,500,000).

         In addition, pursuant to a Registration Rights Agreement with Trinad, dated as of January 24, 2007, MPLC granted Trinad certain registration rights with respect to all of the shares of Common Stock owned by Trinad, including the Common Stock underlying the Series A Preferred Stock sold in the offering. If, at any time after the date of the Series A Convertible Preferred Stock Purchase Agreement, MPLC proposes to file a Registration Statement with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, MPLC is required to offer to Trinad the opportunity to register its shares of MPLC's stock. Trinad may, additionally, at any time and from time to time after the first anniversary of the date of the Series A Convertible Preferred Stock Purchase Agreement, request in writing that MPLC register the resale of any or all of such registrable securities on Form S-3 or any similar short-form registration, but MPLC is not obligated to effect such request through an underwritten offering.

         On October 24, 2006, MPLC and certain of its stockholders entered into a Common Stock Purchase Agreement with Trinad, pursuant to which we agreed to redeem 23,448,870 shares of Common Stock from the stockholders and sell an aggregate of 69,750,000 shares of our Common Stock, representing 93% of our issued and outstanding shares of Common Stock on the closing date, to Trinad in a private placement transaction for aggregate gross proceeds to us of $750,000, $547,720 of which was used for the redemption described below, and $202,280 was used to pay all loans to MPLC from Isaac Kier, a director and the former president, treasurer and secretary of MPLC.

         Simultaneously with the sale of shares of Common Stock to Trinad, MPLC redeemed 23,448,870 shares of Common Stock from certain stockholders of MPLC for a purchase price of $547,720. In addition, following closing, Isaac Kier or First Americas Partners, LLC ("First Americas"), an affiliate of Mr. Kier (a former director and executive of the Company), was no longer obligated to provide office space or services to MPLC.

         On April 26, 2005, MPLC issued 25,828,983 restricted shares of its common stock to First Americas in exchange for $75,000 in cash. Mr. Kier, a former director of MPLC, is the sole member of

First Americas. First Americas subsequently distributed shares to Mr. Kier who sold shares to Mr. Chazen, Mr. Banon and two other individuals.

         In February 2005,  MPLC paid David Allen, a former officer and director
of  MPLC,  a  $100,000  bonus  for  continuing   with  MPLC  during   bankruptcy
proceedings. This payment was approved by the Bankruptcy Court.

NEW MOTION

         New Motion had Secured Convertible Promissory Notes outstanding in the principal amounts of $15,000, $100,000 and $50,000 which were issued to Scott Walker, its former Chief Executive Officer and President, on June 10, 2005, August 2, 2005, and August 24, 2005, respectively. In addition, the company had Secured Convertible Notes in the principal amounts of $35,000, $50,000 and $20,000 which were issued to SGE, a corporation owned by Allan Legator, the company's Chief Financial Officer and Secretary, on June 10, 2005, August 2, 2005, and August 24, 2005, respectively. The notes are convertible into securities issued in the next financing resulting in gross proceeds of at least $500,000 ("Qualified Financing") at 80% of the per share price in Qualified Financing. Pursuant to the terms of the Secured Convertible Notes, each of Scott Walker and SGE were granted a right to receive a warrant to purchase that number of shares in a Qualified Financing equal to 30% of the shares purchasable by the principal amount of the Convertible Notes held by each of Walker and SGE issuable upon consummation of Qualified Financing. All notes referenced above were paid in full with interest according to the terms of the notes by September 2006.

         Burton Katz is party to an Employment Agreement with New Motion dated August 28, 2006. The terms of Mr. Katz's Employment Agreement have been previously disclosed. Mr. Katz received compensation in the amount of $137,151 in fiscal 2006 pursuant to the terms of his Employment Agreement.

         Raymond Musci is party to a Contractor Agreement with New Motion dated January 11, 2006. The terms of Mr. Musci's Contractor Agreement have been previously disclosed. Mr. Musci received a fee of $307,500 under the terms of the Contractor Agreement during fiscal 2006.


             INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

         On March 15, 2007, holders representing 100% of the issued and outstanding Series A Stock, 100% of the issued and outstanding Series B Stock, 86% of the issued and outstanding Series C Stock, 54% of the issued and outstanding Series D Stock, 93% of the Company's outstanding common stock, and 85% of the outstanding common stock and Preferred Stock voting together as a single class took action by written consent to increase the authorized number of shares of common stock of the Company from 75,000,000 to 100,000,000.

         The board of directors has authorized the increase in the authorized number of shares of common stock which the Company is allowed to issue. In the judgment of the board of directors, the increase in the authorized number of shares of common stock is necessary in order to have (upon the effectiveness of the Reverse Split) a sufficient number of authorized but un-issued and un-reserved shares of common stock to allow for the full conversion of all of the outstanding shares of Preferred Stock and all other securities convertible into or exchangeable for common stock.

         The increase in the authorized number of shares of common stock will increase the ability of the Company's board of directors to issue authorized and unissued shares of common stock without further stockholder action. The issuance in the future of such additional authorized shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of common stock and Preferred Stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions the Company's Certificate of Incorporation or bylaws.

         On February 13, 2007, the board of directors authorized an increase of the number of shares of common stock which the Company is authorized to issue from 75,000,000 to 100,000,000 which increase is to be effected by an amendment to the first paragraph of Paragraph Fourth of the Company's Amended and Restated Certificate of Incorporation, as amended. A form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company is attached to this Information Statement as Exhibit A.

         The approval of an amendment to the Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On March 15, 2007, the action to increase the number of authorized shares of common stock of the Company was approved by written consent of holders of a majority of the Company's common stock, holders of a majority of the Company's Preferred Stock, and by holders of a majority of the Company's common stock and Preferred Stock voting together as a single class. As such, no vote or further action of the stockholders of the Company is required to approve the increase in the authorized number of shares of common stock. You are hereby being provided with notice of the approval of the increase in the authorized number of shares of common stock by less than unanimous written consent of the stockholders of the Company.

         The Company intends to file the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

                                   NAME CHANGE

         On March 15, 2007, holders representing 100% of the issued and outstanding Series A Stock, 100% of the issued and outstanding Series B Stock, 86% of the issued and outstanding Series C Stock, 54% of the issued and outstanding Series D Stock, 93% of the Company's outstanding common stock, and 85% of the outstanding common stock and Preferred Stock voting together as a single class took action by written consent to change the name of the Company from MPLC, Inc. to New Motion, Inc.

         The board of directors has authorized the change in the Company's name to New Motion, Inc. In the judgment of the board of directors, the change of the Company's name is desirable to more correctly reflect the business operations of the Company after its acquisition of New Motion, Inc. the Company's wholly-owned subsidiary, and its core operating businesses of proving a wide range of digital entertainment products and services, using the power of the Internet, the latest in mobile technology, and traditional marketing/advertising methodologies.

         On February 13, 2007, the board of directors authorized a change in the name of the Company to New Motion, Inc. to be effected by an amendment to
Paragraph First of the Company's Amended and Restated Certificate of Incorporation. A form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company is attached to this Information Statement as Exhibit A.

         The approval of an amendment to the Amended and Restated Certificate of Incorporation to change the Company's name requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On March 15, 2007, the action to change the name of the Company was approved by written consent of holders of a majority of the Company's common stock, holders of a majority of the Company's Preferred Stock, and by holders of a majority of the Company's common stock and Preferred Stock voting together as a single class. As such, no vote or further action of the stockholders of the Company is required to approve the name change. You are hereby being provided with notice of the approval of the name change by less than unanimous written consent of the stockholders of the Company.

         The Company intends to file the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

                          REVERSE SPLIT OF COMMON STOCK

         On March 15, 2007, holders representing 100% of the issued and outstanding Series A Stock, 100% of the issued and outstanding Series B Stock, 86% of the issued and outstanding Series C Stock, 54% of the issued and outstanding Series D Stock, 93% of the Company's outstanding common stock, and 85% of the outstanding common stock and Preferred Stock voting together as a single class took action by written consent to authorize a reverse split to reduce the number of shares of outstanding common stock at the rate of 1 share for every 300 shares of common stock then outstanding.

         On February 13, 2007, the board of directors authorized the Reverse Split.

         The Reverse Split will change neither the number of authorized shares of common stock nor the par value per share of common stock. None of the rights of the common stock are being changed as a result of the Reverse Split and, therefore, the rights of the holders of common stock will remain unchanged, including the right of one vote for each share of common stock in any action requiring a vote of the holders of common stock, the right to liquidation proceeds after any preference shares, and the right to receive dividends when and if declared by the board of directors.

         Each share of Series A Stock is currently convertible into 360,000,000 shares of Common Stock (the "Series A Conversion Rate") and carries a number of votes equal to the number of shares of common stock issuable upon conversion. Each share of Series B Stock is currently convertible into approximately 600,000 shares of Common Stock on a pre-Reverse Split basis (the "Series B Conversion Rate") and carries a number of votes equal to the number of shares of common stock issuable upon conversion. Each share of Series C Stock is currently convertible into approximately 4,358.21 shares of Common Stock on a pre-Reverse Split basis (the "Series C Conversion Rate") and carries a number of votes equal to the number of shares of common stock issuable upon conversion. Each share of Series D Stock is currently convertible into approximately 60,000 shares of Common Stock on a pre-Reverse Split basis (the "Series D Conversion Rate") and carries a number of votes equal to the number of shares of common stock issuable upon conversion.

         The holders of Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. In connection with the Reverse Split, the Series A Conversion Rate, the Series B Conversion Rate, the Series C Conversion Rate, and the Series D Conversion Rate will each be adjusted to take into account the reduction in the number of shares of the Company's common stock currently outstanding.

         Each share of Preferred Stock will immediately and automatically be converted into shares of the Company's common stock (the "Mandatory Conversion") upon the approval and effectiveness of the reverse split. Accordingly, following the Reverse Split and the Mandatory Conversion, the holder of the currently outstanding share of Series A Convertible Preferred Stock will, in the aggregate, receive approximately 1,200,000 shares of the Company's common stock, representing 10.3% of the outstanding shares of the Company's common stock immediately following the reverse split and the Mandatory Conversion, and the holders of the currently outstanding shares of Series B Stock will, in the aggregate, receive approximately 1,300,000 shares of the Company's common stock, representing 11.1% of the outstanding shares of the Company's common stock immediately following the Reverse Split and the Mandatory Conversion. Additionally, following the Reverse Split and the Mandatory Conversion, the holders of the currently outstanding shares of Series C Stock will, in the aggregate, receive approximately 7,263,688 shares of the Company's common stock, representing 62.2% of the outstanding shares of the Company's common stock immediately following the Reverse Split and the Mandatory Conversion, and the holders of the currently outstanding shares of Series D Stock will, in the aggregate, receive approximately 1,666,800 shares of the Company's common stock, representing 14.3% of the outstanding shares of the Company's common stock immediately following the Reverse Split and the Mandatory Conversion. The existing stockholders of the Company's common stock will, following the Mandatory Conversion and reverse split, own approximately 250,000 shares of the Company's common stock, representing approximately 2.1% of the outstanding shares of common stock.

         The Company is presently authorized under its Certificate of Incorporation to issue 75,000,000 shares of common stock (which will be increased to 100,000,000 as discussed above). The Company is not proposing to reduce the amount of authorized shares of common stock in connection with the Reverse Split. Following the Reverse Split and the Mandatory Conversion, there will be approximately 11,680,488 shares of common stock outstanding. With 100,000,000 shares of common stock authorized for issuance, the Company will have unissued shares for future issuance.

         Stockholders do not have any dissenter or appraisal rights in connection with the Reverse Split. There will be no change in the number of stockholders as a result of the Reverse Split. There is no intention to take the Company private because of the Reverse Split or otherwise.

SPECIAL TREATMENT OF STOCKHOLDERS HOLDING FEWER THAN 30,000 (BUT AT LEAST 100) COMMON SHARES AND FRACTIONAL SHARE TREATMENT

         The  Company's  board  of  directors   approved  special  treatment  of
stockholders as of the Effective Time (as defined in the Certificate of Amendment to Amended and Restated Certificate of Incorporation attached hereto as Exhibit A) holding fewer than 30,000 shares of common stock to prevent those stockholders from holding less than 100 shares after the Reverse Split. The special treatment is being afforded to preserve round lot stockholders (i.e., holders owning at least 100 shares).

         Accordingly, stockholders holding less than 30,000 shares but at least 100 shares as of the Effective Time, and who continue to hold such shares as of the effective date of the Reverse Split ("Eligible Holders"), will receive 100 shares of common stock after the Reverse Split.

         The Reverse Split will not affect the common stock held by stockholders holding less than 100 shares as of the effective date of the Reverse Split. The result of this special treatment is that additional shares of common stock will be outstanding than if the Reverse Split identically affected all stockholders.

         No fractional shares will be issued for any fractional share interest created by the Reverse Split and held by a stockholder with more than 100 shares after the Reverse Split; those stockholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

REASONS FOR REVERSE SPLIT AND SPECIAL TREATMENT

         The Company believes the recent per share price of the common stock may have an adverse effect on the marketability of its existing shares and the amount and percentage of transaction costs paid by individual stockholders. Based on the Company's current capital structure, the Company's ability to raise capital by issuing new shares may also be affected because the Company is very near its maximum authorization. The Reverse Split is also necessary to allow for the conversion of the Preferred Stock into shares of the Company's common stock.

         The Company believes that the Reverse Split may also be advantageous to the Company and its stockholders, because it may provide the opportunity for higher share prices based upon fewer shares outstanding. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

         As a general rule, potential investors who might consider making investments in the Company may be unwilling to do so when the company has a large number of shares issued and outstanding with little or no stockholders' equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as a general rule of experience. A reduction in the total outstanding shares may, without any assurance, make the Company's capitalization structure more attractive.

         While the Company's acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, but being considered for the future, the Company believes that it is in the interests of the Company to adjust its capital structure in the direction of conformity with the NASDAQ structural requirements, including the minimum price per share and the number of round lot stockholders. At the current date, even with the proposed changes, the Company would not meet NASDAQ criteria. Additionally, NASDAQ requirements may change. There is no assurance that the proposed changes will meet the requirements for or any other exchange when, and if, the Company is otherwise qualified. There is no assurance that the Company will qualify for NASDAQ.

         There is no assurance that any effect on the price of the Company's common stock will result, or that the market price for the Company's common stock, immediately or shortly after the Reverse Split becomes effective, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. The Company is proposing the steps it deems the best calculation to meet the market attractively; however, the Company cannot control the market's reaction. Further, there can be no assurances given that a higher market price, if it occurs as a result of the Reverse Split, will encourage more broker-dealers or investors to become involved in the Company's common stock.

         It should also be noted that the liquidity of the Company's common stock might be adversely affected by the Reverse Split given the reduced number of shares of common stock that would be outstanding after the Reverse Split. The Company's board of directors anticipates, however, that the expected higher market price as a result of the Reverse Split will reduce, to some extent, the negative effects on the liquidity and marketability of the Company's common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

EFFECT OF REVERSE SPLIT

         The following table sets forth the effect of the reverse split and the special treatment being afforded to Eligible Holders to preserve round lot stockholders.

                 TABLE SHOWING EFFECT OF 1 FOR 300 REVERSE SPLIT

NUMBER OF SHARES HELD BY STOCKHOLDER        NUMBER OF SHARES HELD BY STOCKHOLDER
      PRIOR TO REVERSE SPLIT                        AFTER REVERSE SPLIT
------------------------------------        ------------------------------------
         Less than 100 shares                   Same Number as Held Prior
                                                     to Reverse Split
------------------------------------        ------------------------------------
   100 shares to 30,000 Shares (1)                       100 shares
------------------------------------        ------------------------------------
            30,0001 shares                               101 shares
------------------------------------        ------------------------------------
            50,000 shares                                167 shares
------------------------------------        ------------------------------------
            100,000 shares                               334 shares
------------------------------------        ------------------------------------
            150,000 shares                               500 shares
------------------------------------        ------------------------------------

(1) Assumes such holder is an Eligible Holder as described above.

         Under the Reverse Split, the number of authorized shares of common stock will not be reduced. This will increase significantly the ability of the Company's board of directors to issue authorized and unissued shares of common stock without further stockholder action. The issuance in the future of such additional authorized shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of common stock and Preferred Stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions the Company's Certificate of Incorporation or bylaws.

         Because the shares of common stock held by stockholders holding 99 or fewer shares of common stock will not be affected by the Reverse Split, and because Eligible Holders holding 30,000 or fewer shares of common stock but at least 100 shares of common stock as of the Effective Time of the Reverse Split will receive 100 shares of common stock after the Reverse Split, the Reverse Split will not increase the number of stockholders who own "odd lots" of less than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 shares or more. The Company also incurs added administrative costs for holders who only hold a few shares of common stock including transfer agent fees, stockholder mailing costs, etc. Further, the Company will not suffer any reduction in current round lot holders which will assist it in meeting certain NASDAQ and exchange listing requirements, when or if the Company qualifies.

         In addition, because the shares of common stock held by stockholders holding less than 100 shares of common stock will not be affected by the Reverse Split, and because Eligible Holders holding 30,000 or fewer shares of common stock but at least 100 shares of common stock as of the Effective Time of the Reverse Split will receive 100 shares of common stock after the Reverse Split, the Reverse Split will not affect all stockholders uniformly and will adversely affect the percentage ownership interest of stockholders holding more than 100 shares of common stock, particularly those holding more than 30,000 shares of common stock. Because of the special treatment afforded these stockholders, proportionate voting rights and other rights and preferences of the holders of common stock who hold more than 100 common stock, particularly those who hold more than 30,000 shares, will also be adversely affected by the Reverse Split. This special treatment will result in additional shares of common stock being outstanding than if all stockholders were identically affected by the Reverse Split.

NO EXCHANGE OF STOCK CERTIFICATES REQUIRED.

         Upon the Reverse Split becoming effective, stockholders (at their option and at their expense) may exchange their stock certificates representing pre-Reverse Split common shares for new certificates representing post-Reverse Split common shares. Stockholders are not required to exchange their stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

ACCOUNTING CONSEQUENCES

         Upon the Reverse Split becoming effective, the par value per share of common stock would remain unchanged at $0.01 per share. As a result, on the effective date of the Reverse Split, the stated capital on the Company's balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the Reverse Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The net income or loss and net book value per share of common stock will be increased because there will be fewer shares of common stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the Reverse Split. The foregoing accounting consequences relate solely to the effect of the Reverse Split, without giving effect to the Mandatory Conversion of the Preferred Stock which will occur at the time the Reverse Split becomes effective.

REQUIRED CONSENT

         On March 15, 2007, the Reverse Split was approved by the written consent of holders of a majority of the Company's common stock, holders of a majority of the Company's Preferred Stock, and by holders of a majority of the Company's common stock and Preferred Stock voting together as a single class. On February 13, 2007, the board of directors approved the reverse split. The approval of the Reverse Split requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. As such, no vote or further action of the stockholders of the Company is required to approve the Reverse Split. You are hereby being provided with notice of the approval of the Reverse Split by less than unanimous written consent of the stockholders of the Company.

         Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders, the Company intends to file the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to complete the Reverse Split.

                              STOCK INCENTIVE PLAN
GENERAL

         On March 15, 2007, holders representing 100% of the issued and outstanding Series A Stock, 100% of the issued and outstanding Series B Stock, 86% of the issued and outstanding Series C Stock, 54% of the issued and outstanding Series D Stock, 93% of the Company's outstanding common stock, and 85% of the outstanding common stock and Preferred Stock voting together as a single class took action by written consent to adopt the Company's 2007 Stock Incentive Plan (the "2007 Plan"). As such, no vote or further action of the stockholders of the Company is required to approve the 2007 Plan. You are hereby being provided with notice of the approval of the 2007 Plan by less than unanimous written consent of the stockholders of the Company.

         On February 16, 2007, the Board of Directors of the Company approved the 2007 Plan. The 2007 Plan is attached to this Information Statement as Exhibit B. The Board of Directors approved the 2007 Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees and consultants. The Board believes that the ability to grant stock-based compensation, such as stock options, is important to the Company's future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company's success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company's current employees and consultants.

         At March 12, 2007, the last reported sales price of the common stock on the Over the Counter Bulletin Board was $0.07 per share.

SUMMARY OF THE 2007 PLAN

         The principal terms and provisions of the 2007 Plan are summarized below. As a summary, the description below is not a complete description of all of the terms of the 2007 Plan and is qualified in its entirety by reference to the full text of the 2007 Plan, which is appended as Exhibit B to this Information Statement.

TYPES OF AWARDS. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under the 2007 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise. The 2007 Plan also permits the grant of stock purchase rights whereby the recipient is permitted the right to purchase shares reserved under the plan for a period of time.

NUMBER OF SHARES. Subject to adjustment as described below, the number of shares of common stock that would be available for grant of stock options under the 2007 Plan is 1,400,000 (immediately following the reverse split).

ADMINISTRATION. The 2007 Plan will be administered by the Board of Directors. The Board of Directors has the authority to select the eligible participants to whom awards are granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. The Board will be authorized to interpret the 2007 Plan, to establish, amend, and rescind any rules and regulations relating to the 2007 Plan, to determine the terms of agreements entered into with recipients under the 2007 Plan, and to make all other determinations which may be necessary or advisable for the administration of the 2007 Plan.

ELIGIBILITY. Options and rights to purchase may be granted under the 2007 Plan to officers, directors, employees and consultants of the Company and its subsidiaries, including New Motion, Inc., as the Board from time to time selects. Upon the issuance of a permit by the Department of Corporations of the state of California which we are in the process of applying for, all officers, directors, employees and consultants of the Company and New Motion will be eligible to receive awards under the 2007 Plan.

STOCK OPTION GRANTS. The exercise price per share of Common Stock purchasable under any stock option will be determined by the Board, but cannot in any event be less than 100% of the fair market value of the Common Stock on the date the option is granted. The Board shall determine the term of each stock option (subject to a maximum of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by the Board. The grants and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Code. Subject to approval of the Board, options may be exercised by payment of the exercise price in cash, shares of Common Stock, which have been held for at least six months, or pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by the Company. The Company may require the grantee to pay to the Company any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the Board may permit the grantee to satisfy such obligations by the withholding or delivery of shares of Common Stock. We may withhold from any shares of Common Stock issuable pursuant to an option or from any cash amounts otherwise due from the Company to the recipient of the award an amount equal to such taxes.

STOCK PURCHASE RIGHTS. Stock purchase rights are generally treated similar to stock options with respect to exercise/purchase price, exercisability and vesting.

ADJUSTMENTS. In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, the Board shall make such substitution or adjustment in the aggregate number of shares which may be distributed under the 2007 Plan and in the number and option price as it deems to be appropriate in order to maintain the purpose of the original grant.

TRANSFERABILITY. No option will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee's lifetime, an option may be exercised only by the grantee.

TERMINATION OF SERVICE. If a grantee's service to the Company terminates on account of death, disability or retirement, then the grantee's unexercised options, if exercisable immediately prior to the grantee's death, disability or retirement, may be exercised in whole or in part, not later than one year after such event. If a grantee's service to the Company terminates for cause, then the grantee's unexercised option terminates effective immediately upon such termination. If a grantee's service to the Company terminates for any other reason, then the grantee's unexercised options, to the extent exercisable immediately prior to such termination, shall remain exercisable, and may be exercised in whole or in part, for a period of ninety days after such termination of employment.

CHANGE OF CONTROL AND CERTAIN CORPORATE TRANSACTIONS. Generally, a "Change of Control" shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

If a Change of Control occurs, the Board will determine, in its sole discretion, whether to accelerate any vested or unvested portion of any option grant. Additionally, if a Change of Control occurs, any agreement between the Company and any other party to the Change of Control may provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2007 Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (4) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

LOANS AND GUARANTEES. Subject to applicable law, the Board has sole discretion to allow a grantee to defer payment to the Company of all or part of the option price or to cause the Company to loan or guarantee a third-party loan, to the grantee for all or part of the option price or all or part of the taxes resulting from the exercise of an award.

AMENDMENT AND TERMINATION. The Board of Directors may amend the 2007 Plan in any and all respects without shareholder approval, except as such shareholder approval may be required pursuant to the listing requirements of any national market system or securities exchange on which the Company's equity securities are listed.

Unless sooner terminated by the Board of Directors, the 2007 Plan will terminate on February 16, 2017.

TAX ASPECTS OF THE 2007 PLAN

FEDERAL INCOME TAX CONSEQUENCES. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the 2007 Plan under existing applicable provisions of the Internal Revenue Code (the "Code") and the regulations adopted pursuant to such code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

NONQUALIFIED STOCK OPTIONS. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

INCENTIVE STOCK OPTIONS. A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a "disqualifying disposition," and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

STOCK PURCHASE RIGHTS. A recipient will not have any taxable income at the time a stock purchase right is granted nor will the Company be entitled to a deduction at that time. When the stock purchased under any such right is sold, the recipient will recognize taxable ordinary income or short or long term capital gain, depending on how long the shares have been held.

Generally, Section 162(m) of the Code does not allow a tax deduction to be taken by a public company for certain compensation to the chief executive officer and the four highest compensated employees that exceeds $1,000,000 for each such employee in a taxable year. Section 162(m) of the Code provides an exception to this compensation deduction limitation in the case of certain performance-based compensation. The 2007 Plan and the grants of awards thereunder are intended to meet this performance-based compensation exception.

AWARDS UNDER THE 2007 PLAN

Awards under the 2007 Plan are made by the Board. As of the date hereof, the Board has determined to grant the following benefits under the 2007 Plan:

                                NEW PLAN BENEFITS
                      MPLC, INC. 2007 STOCK INCENTIVE PLAN

                                      DOLLAR VALUE        NUMBER OF UNITS (ON A POST      EXERCISE PRICE (ON A POST
      NAME AND POSITION                  ($)(1)           REVERSE STOCK SPLIT BASIS)      REVERSE STOCK SPLIT BASIS)
---------------------------------- -------------------- -------------------------------- ----------------------------
Burton Katz, Chief Executive             117,180                    81,250                          $6.00
Officer
---------------------------------- -------------------- -------------------------------- ----------------------------
Scott Walker, Chief Marketing            53,319                     37,500                          $6.60
Officer
---------------------------------- -------------------- -------------------------------- ----------------------------
Executive Group                          170,499                   118,750                          $6.00
---------------------------------- -------------------- -------------------------------- ----------------------------
Non-Executive Director Group (2)         432,664                   100,000                          $6.00
---------------------------------- -------------------- -------------------------------- ----------------------------
Non-Executive Officer Employee           138,212                    95,833                          $6.00
Group (2)
---------------------------------- -------------------- -------------------------------- ----------------------------
5% Holders of the Options                927,589                   443,700                          $6.00
---------------------------------- -------------------- -------------------------------- ----------------------------

(1) The dollar value is the amount expected to be recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123(R). Assumptions relating to the estimated fair value of these stock options, which we are accounting for in accordance with SFAS 123(R) are as follows: risk-free interest rate of 5%; expected dividend yield zero percent; expected option life of seven years; and current volatility of 86%.
(2) The grant of options to certain employees is contingent upon the approval of the plan by the California Department of Corporations.

                              AVAILABLE INFORMATION

         Please read all the sections of this information statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

         The following documents, which are on file with the Commission (Exchange Act File No. 000-51353) are incorporated in this Information Statement by reference and made a part hereof:

         (i) Annual Report on Form 10-KSB, for the fiscal year ended July 31, 2006.

         (ii) Quarterly Report on Form 10-QSB, for the first quarter ended October 31, 2006.

         (iii) Current Report on Form 8-K filed March 14, 2007, reporting the entry of an employment agreement with Scott Walker and the granting of options to Burton Katz.

         (iv) Current Report on Form 8-K filed March 6, 2007, reporting the sale of Series D Convertible Preferred Stock.

         (v) Current Report on Form 8-K filed February 13, 2007, reporting the closing of the transactions contemplated by the Exchange Agreement with New Motion, Inc.

         (vi) Current Report on Form 8-K filed February 1, 2007, reporting execution of the Exchange Agreement with New Motion, Inc. and the sale of Series B Convertible Preferred Stock.

         (vii) Current Report on Form 8-K filed January 26, 2007, reporting the sale of Series A Convertible Preferred Stock.

         (viii) Schedule 14f-1 Information Statement filed February 1, 2007, reporting the proposed change in control of the Company as a result of the acquisition of New Motion, Inc.

         All  documents  filed by the company  with the  Commission  pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the Commission prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

         The Company will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 42 Corporate Park, Suite 250, Irvine, California 92606, and its telephone number is (949) 777-3700.


MPLC, INC.

Irvine, California
__________, 2007

                                    EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   MPLC, INC.


         The undersigned, Burton Katz, Chief Executive Officer of MPLC, Inc. (the "Corporation"), a corporation organized and existing by virtue of the General Corporation Law (the "GCL") of the State of Delaware, does hereby certify pursuant to Section 103 of the GCL as to the following:

         1. The name of the Corporation is MPLC, Inc. The original name of the Corporation is Millbrook Acquisition Corp., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 3, 1994.

         2. The terms and provisions of this Certificate of Amendment (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         3.  Paragraph   First  of  the   Corporation's   Amended  and  Restated
Certificate of Incorporation is hereby amended and restated as follows:

         "First: The name of this Corporation is New Motion, Inc. (the "CORPORATION")."

         4. The first paragraph of Paragraph Fourth of the Corporation's Amended and Restated Certificate of Incorporation is hereby amended and restated as follows:


                  "Fourth: The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 101,000,000 shares, of which 100,000,000 shares shall be classified as common stock, $0.01 par value per share ("Common Stock"), and 1,000,000 shares shall be classified as preferred stock, $0.10 par value per share ("Preferred Stock"). Effective as of 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment of Amended and Restated Certificate of Incorporation (the "Effective Time"), each share of Common Stock of the Corporation issued and outstanding or held as treasury shares at the Effective Time (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as 0.0033333 of one share of Common Stock subject to the special treatment described below. In connection with the Reverse Split, there will be special treatment of stockholders as of the Effective Time holding fewer than 30,000 shares of common stock to prevent those stockholders from holding less than 100 shares after the Reverse Split. The special treatment is being afforded to preserve round lot stockholders (i.e., holders owning at least 100 shares). Accordingly, stockholders holding less than 30,000 shares but at least 100 shares as of the Effective Time ("Eligible Holders") will receive 100 shares of common stock after the Reverse Split. The Reverse Split will not affect the common stock held by stockholders holding less than 100 shares as of the Effective Time. No fractional shares will be issued for any fractional share interest created by the Reverse Split and held by a stockholder with more than 100 shares after the Reverse Split; those stockholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

         The Corporation's authorized shares of Common Stock, each having a par value of $0.01 per share, shall not be changed. The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Certificate of Amendment which, as a result of the Reverse Split provided for herein, are no longer issued shares of Common Stock."


         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation as of the __ day of April, 2007.

                               -----------------------
                               Burton Katz,
                               Chief Executive Officer

                                    EXHIBIT B

                            2007 STOCK INCENTIVE PLAN


                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the MPLC, Inc. 2007 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable MPLC, Inc., a Delaware corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

                             SECTION 2: DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "ADMINISTRATOR" shall have the meaning as set forth in SECTION 3, hereof.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its stockholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement or applicable law. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion, subject to applicable law.

         "CHANGE IN CONTROL" shall mean:

         (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; PROVIDED, HOWEVER, that in making the determination of ownership by the stockholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as stockholders of another party to the transaction shall be disregarded; or

         (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

         "COMPANY" means MPLC, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

         "CONSULTANT" means a consultant or advisor who is a natural person and who provides BONA FIDE services to the Company, a Parent or a Subsidiary;
provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "DIRECTOR" means a member of the Board.

         "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; PROVIDED, HOWEVER, for purposes of determining the term of an ISO pursuant to SECTION 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "ELIGIBLE PERSON" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "EMPLOYEE" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "EXERCISE  PRICE"  shall  have the  meaning  set forth in  SECTION  6.3 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the fair market value of a share of Stock, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Select Market, the NASDAQ Global Market and the NASDAQ Capital Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the NASDAQ System (but clause (i) is not applicable) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; or
(iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "FIRST REFUSAL RIGHT" shall have the meaning set forth in SECTION 8.7 hereof.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "NON-QUALIFIED  STOCK  OPTION"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

         "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in SECTION 3, to receive grants of Rights.

         "PLAN" means this MPLC, Inc. 2007 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

         "PURCHASE PRICE" shall have the meaning set forth in SECTION 7.3.

         "PURCHASE  RIGHT" means the right to purchase Stock granted pursuant to
SECTION 7.

         "RIGHTS" means Stock Options and Purchase Rights.

         "REPURCHASE RIGHT" shall have the meaning set forth in SECTION 8.8 of the Plan.

         "SERVICE" shall mean service as an Employee, Director or Consultant.

         "STOCK" means Common Stock, par value $0.01 per share, of the Company.

         "STOCK OPTION" or "OPTION" means an option to purchase shares of Stock granted pursuant to SECTION 6.

         "STOCK  OPTION  AGREEMENT"  shall have the meaning set forth in SECTION
6.1.

         "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in SECTION 7.1.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than fifty percent (50%) of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "TEN PERCENT STOCKHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than ten percent (10%) of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

         3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

         3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions;
(ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Exercise Price, Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale;
(ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and for any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within sixty (60) days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in SECTION 9, 1,400,000 shares of Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. This number assumes the effectiveness of a 1-for-300 reverse stock split to be consummated by the Company after the effective date hereof and shall not be adjusted pursuant to the terms of SECTION 9.1.1 upon the effectiveness of such reverse stock split.

         4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 500,000. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company (the "STOCK OPTION AGREEMENT"). Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with SECTION 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3      EXERCISE PRICE.

                  6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock on the Date of Grant.

                  6.3.2 TEN PERCENT STOCKHOLDER. A Ten Percent Stockholder shall not be eligible for designation as an Optionee or Offeree unless (i) the Exercise Price of a Non-Qualified Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five
(5) years from the Date of Grant.

                  6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by SECTIONS 6.3.1 AND 6.3.2(I) shall be inoperative if a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  6.3.4 PAYMENT. The Exercise Price shall be payable in a form described in SECTION 8 hereof.

         6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as twenty percent (20%) per year over the five (5)-year period commencing on the Date of Grant. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion, subject to applicable law.

         6.6 TERM. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten (10) years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Stockholder, the ISO shall not be exercised after the expiration of five
(5) years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised more than (i) ninety (90) days after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, and (ii) one


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


(1) year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability. If the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or
(ii). Outstanding Options that are not vested at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 LEAVES OF ABSENCE. For purposes of SECTION 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a BONA FIDE leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a BONA FIDE leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.8 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option (including without limitation, in connection with a Change in Control) and provide that upon the exercise of such Option, the Optionee shall receive shares of restricted Stock that are subject to repurchase by the Company at the Exercise Price paid for the Option in accordance with SECTION 8.8 with such Company's right to repurchase at such price lapsing at the same rate as the exercise provisions set forth in Optionee's Stock Option Agreement. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares of Stock under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2 DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of Stock under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated to the Offeree by the Company.

         7.3      PURCHASE PRICE.

                  7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than one-hundred (100%) of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

                  7.3.2 TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be eligible for designation as an Offeree unless the Purchase Price (if any) is at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock.

                  7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by SECTIONS 7.3.1 and 7.3.2 shall be inoperative if a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  7.3.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable in a form described in SECTION 8.

         7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Offeree shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

         8.1 GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "STOCK-FOR-STOCK EXERCISE") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").


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


         8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 SERVICES RENDERED. At the discretion of the Administrator, shares of Stock may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 FIRST REFUSAL RIGHT. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company shall have the right of first refusal (the "FIRST REFUSAL RIGHT"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement or Stock Purchase Agreement; and in the event the holder of such Stock desires to accept a BONA FIDE third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the BONA FIDE offer.

         8.8 REPURCHASE RIGHTS. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company may repurchase the Participant's Rights as provided in this SECTION 8.8 (the "REPURCHASE RIGHT").

                  8.8.1 REPURCHASE PRICE. The Repurchase Right shall initially be exercisable at a price equal to the Purchase Price or Exercise Price, as the case may be, of such Rights (the "PURCHASE PRICE REPURCHASE RIGHT"); PROVIDED, HOWEVER, the Purchase Price Repurchase Right shall lapse at a rate of at least 20% per year over five years from the date the Right is granted. Following the lapse of the Purchase Price Repurchase Right as to any Rights, the Repurchase Right shall continue to be exercisable as to all Rights at a per share price equal to the Fair Market Value of a share of Stock or, in the case of options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price. The Repurchase Right shall in all cases be subject to SECTION 8.9 hereof.

                  8.8.2 EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within ninety (90) days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or purchased under a Stock Purchase Agreement, in either case after the date of termination, within ninety (90) days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

         8.9 TERMINATION OF REPURCHASE AND FIRST REFUSAL RIGHTS. Each Stock Option Agreement and Stock Purchase Agreement that provides for Repurchase Rights and/or First Refusal Rights shall provide that such Repurchase Rights and/or First Refusal Rights shall have no effect when the issuer's securities are publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

         8.10 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

                  8.10.1 PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor, provided the beneficiaries are members of the Participant's immediate family (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this SECTION 8.10.1, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.10.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this SECTION 8.10 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1      EFFECT OF CERTAIN CHANGES.

                  9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights, (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right and (iv) the limit set forth in SECTION 4.2, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than eighty percent (80%) of the then outstanding voting stock of the Company to another person or entity, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten (10)-day period ending on the fifth (5th) day prior to such merger or consolidation or ten (10) days after the Administrator provides the Rights holder a notice of cancellation, to exercise the vested portion of such Rights in whole or in part, or, if provided for by the Administrator using its sole discretion in a notice of cancellation, to exercise such Rights in whole or in part without regard to any vesting provisions in the Rights agreement, in either case contingent upon the closing of the such merger, consolidation or other transaction.

                  9.1.3 FURTHER ADJUSTMENTS. Subject to SECTION 9.1.2 and to the extent permitted by applicable law, the Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Rights. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Rights so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Rights to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action.

                  9.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3 NO OTHER RIGHTS. Except as hereinbefore expressly provided in this SECTION 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in SECTION 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this SECTION 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF").

                      SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

                         SECTION 11: GENERAL PROVISIONS

         11.1     GENERAL RESTRICTIONS.

                  11.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2   LEGENDS.   All   certificates  for  shares  of  Stock
delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 NO RIGHTS AS STOCKHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a stockholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in SECTION 9.1, hereof.

         11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of SECTION 9.

         11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to a Right granted under this Plan, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "STOCKHOLDERS AGREEMENT"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the terms and conditions of Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and this Plan or any conflict between the provisions of the Stockholders Agreement and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this
SECTION 13, if the Stockholders Agreement contains any provisions which would violate Section 25102(o) of the California Corporations Code if applied to the Participant, the terms of this Plan and the Stock Option


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


Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred shall govern the Participant's rights with respect to such provisions.

                       SECTION 14: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is as of February __, 2007. The adoption of the Plan is subject to approval by the Company's stockholders, which approval must be obtained within twelve (12) months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 15: TERM OF PLAN

         The Plan shall terminate automatically on February __, 2017, but no later than prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to SECTION 10 hereof.

                             SECTION 16: EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of February __, 2007.





                               MPLC, INC.


                               ----------------------------
                               By:  Burton Katz
                               Its: Chief Executive Officer


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